                                                                    EXHIBIT 23.2

                         Independent Auditors' Consent

The Board of Directors
Helen of Troy Limited:

We consent to the use of our report incorporated herein by reference in the prospectus.


                                         KPMG PEAT MARWICK LLP

                                         /s/ KPMG Peat Marwick LLP
                                         ------------------------------


El Paso, Texas
November 16, 1998